SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin New York Tax-Free Trust covers the period ended June 30, 2000.

BOND MARKET OVERVIEW

During the six months under review, the U.S. economy continued to strengthen, as gross domestic product (GDP) rose an annualized 4.8% in the first quarter of 2000, consumer confidence remained strong and unemployment hit a 30-year low. In the face of such economic expansion, inflation as measured by the Consumer Price Index (CPI) was a modest 3.7% for the year ended June 30, 2000. Nevertheless, the Federal Reserve Board (the Fed) boosted short-term interest rates in May for the sixth time in one year, and the third time during the reporting period, because of inflation fears. It was the first time during this aggressive tightening cycle that the Fed raised the federal funds target rate by half a percentage point, bringing it to 6.5%, the highest level in nine years. Recent economic data indicate that the Fed's actions have begun to take hold and will soon slow the economy to a more sustainable pace.

The first half of 2000 proved to be a volatile and eventful period for U.S. Treasury markets. In February, the government announced it would sponsor 30-year Treasury buybacks and reduce future issuance of long-term Treasuries. This created a supply/demand imbalance and helped cause long-term Treasury bond prices to rise sharply, resulting in an inverted yield curve. That is, rates on long-term bonds declined below those of short-term bonds. The yield on the 30-year Treasury bond decreased from 6.48% at the beginning of the year to 5.90% on June 30, 2000, reaching a low of 5.67% on April 10, 2000. At the end of the period, the 10-year Treasury note's yield was 6.03% versus 6.44% where it began the year.


CONTENTS

Shareholder Letter ..............  1

Fund Reports

Franklin New York Insured
Tax-Free Income Fund ............  6

 Franklin New York
 Intermediate-Term
 Tax-Free Income Fund ........... 12

 Franklin New York
 Tax-Exempt Money Fund .......... 16

Municipal Bond Ratings .......... 18

Financial Highlights &
Statements of Investments ....... 21

Financial Statements ............ 34

Notes to
Financial Statements ............ 39


                            [FUND CATEGORY PYRAMID]


The municipal bond market did not experience the same level of volatility as the Treasury bond market and rallied during most of the period. Municipal bond yields slightly declined since January of this year due to steady demand and reduced supply. During the six-month reporting period, the new issuance of long-term municipal debt was approximately $92 billion, compared with $119 billion for the same time period in 1999. We expect this trend to continue for the rest of the year. The yield on the Bond Buyer Municipal Bond Index (Bond Buyer 40) declined from 6.22% to 5.91% for the same period, while its price rose 4.30%.(1) As yields decreased and municipal bond prices rose, municipal bond funds generally increased in value. Despite the decrease in yields during the first six months of 2000, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(2) Because municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.(3)

1. Source: The Bond Buyer, 6/00. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

2. Source: The Bond Buyer, 3/00.

3. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

NEW YORK UPDATE

As in the past several years, New York's financial performance improved during the six-month reporting period due to a rebounding state economy, realistic budgeting, tighter spending controls, and slow but steady economic growth through which the state has now regained pre-recession employment levels. Largely as a result of New York's continuing economic improvements, the state maintained its A+ rating from Standard & Poor's(R), an independent credit rating agency.(4) Besides reversing a long history of marginally balanced budgets and large accumulated deficits, the Empire State operated well within its budget and is expected to finish fiscal year 2000 with an extra $2.9 billion in its coffers.(5) The state generated surpluses in seven of the past eight years while slashing personal income tax by 20% and introducing 31 tax cuts in total since 1995, more than any other state in the nation.(6) Although unemployment fell from 4.9% to 4.6% during the reporting period through May 31, 2000 -- the lowest jobless rate since March 1989 -- it remains chronically higher than the national unemployment rate, which fell to a 30-year low of 3.9% during the same time.(7) New York's personal income growth, however, tracked the national average closely as it approached 5% in fiscal 1999 and was expected to grow more than 4% in 2000.(4)

New York City fared better than the remainder of the state, fueled largely by the remarkable performance and employment levels within the business and financial services sectors. The improving economy in New York City not only mirrored the nation's strong economic growth, but also resulted from effective cost containment of social services and other expenses. Every industry in

4. Source: Standard & Poor's, Ratings Direct, 11/9/99. This does not indicate Standard & Poor's rating of the Fund.

5. Source: Moody's Investors Service, 5/5/00.

6. Source: State of New York Executive Press Release, 5/5/00; www.state.ny.us.

7. Source: Bureau of Labor Statistics, 6/23/00.

New York City and state, except manufacturing, which has seen gradual declines in recent years, experienced employment growth.

The outlook appears generally bullish for New York. The state's economic base is deep, diverse and wealthy, although reliance on the financial services sector continues to be a potential vulnerability. New Yorkers' average personal income in fiscal 1999 was $31,734, or approximately 120% of the national average.(8) This, coupled with significantly improved financial conditions, should keep solid economic growth on track. Long-term risks for the state economy include its debt levels and infrastructure needs, both of which are high by all measures. New York's debt structure is complex and the burden on fiscal resources remains moderate, although at $2,045 per capita and 6.4% of personal income, this burden is above the national average.(8) Domestic consumption, which has been a driving force behind the state's economic performance in recent years, is expected to slow in the remainder of 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide added stimulus to consumer spending.

To rein in debt while balancing the high magnitude of New York's capital needs, the current administration is enacting the most sweeping and fundamental debt reform in its history. Simultaneously, it is employing a fiscally responsible budget that aims to cut $6.8 billion in taxes over the next five years while tripling the debt reduction reserve fund and setting aside substantial resources for future needs. Fiscal year 2000 budget goal highlights include investments to improve transportation infrastructure, senior citizen programs, tuition assistance, and the fourth consecutive record increase in school aid, which would total $13.6 billion. Meanwhile, in another move seen as typical of the prudent fiscal management exercised by Governor Pataki over the past five years, more than $3 billion of the 2000 budget is to be left unspent to strengthen reserves and protect New York's long-term fiscal stability.(6)

8. Source: Fitch IBCA, State of New York, 10/15/99.

We encourage you to discuss your financial goals with an investment representative and maintain a long-term perspective. Municipal bond funds provide an opportunity to diversify risk in investors' portfolios and continue to be an attractive investment for those seeking tax-free income. Such an investment offers a taxable equivalent yield that can be hard to match for a taxable investment with the same relative level of risk. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C B Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department



WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?
For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(9) You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.

9. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1,2)

During the six months ended June 30, 2000, Treasury bond yields generally declined, as mentioned in the Shareholder Letter. Bond yields and prices move in opposite directions, and Franklin New York Insured Tax-Free Income Fund's Class A share price rose 1.5%.

It is worth noting that your Fund offers a significant tax advantage over a comparable taxable investment. On page 11, the Performance Summary shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.94%, based on an annualization of the current 4.70 cent ($0.0470) per share dividend and the maximum offering price of $11.42 on June 30, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 46.02% would need to earn 9.15% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured security's market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 23.

We sold several lower yielding securities at a loss and reinvested the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future tax liabilities, and can be carried forward for several years. In this lower interest-rate environment, we were able to, in some cases, reinvest the proceeds from called bonds into securities with higher yields to protect the level of the Fund's dividend payments and to improve the portfolio's call protection.

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually experience a substantial price increase, depending on their call date. We sold a number of prerefunded securities over the course of the reporting period. In managing our prerefunded security exposure, we typically look to sell bonds with approximately five years remaining to their call date, at which time the premium often begins to decline to the stated call price. In doing so, we were able to capture a premium on the prerefunded bonds and used the proceeds to invest in current coupon bonds, thus extending the Fund's call protection, preserving its income stream and helping to stabilize the Fund's share price. Some issues we sold were Albany Municipal Water Finance Authority Water and Sewer System Revenue Refunding, Niagara Falls Bridge Commission Toll Revenue Refunding and New York State Thruway Authority General Revenue.


PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
6/30/00

                                                     % OF TOTAL
                                                      LONG-TERM
                                                    INVESTMENTS
                                                    -----------
Utilities                                                 22.9%

Hospital & Health Care                                    17.2%

Transportation                                            13.8%

Higher Education                                          12.4%

Prerefunded                                               11.2%

Other Revenue                                             10.8%

General Obligation                                         8.0%

Subject to Government
Appropriation                                              2.7%

Housing                                                    1.0%

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/00 - 6/30/00

                                         DIVIDEND PER SHARE
MONTH                                CLASS A           CLASS C
-----                                -------           -------
January                              4.7 cents         4.21 cents

February                             4.7 cents         4.21 cents

March                                4.7 cents         4.24 cents

April                                4.7 cents         4.24 cents

May                                  4.7 cents         4.24 cents

June                                 4.7 cents         4.20 cents
-----------------------------------------------------------------
TOTAL                               28.2 CENTS        25.34 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


The Fund maintained broad diversification during the period, as the table on page 7 shows. On June 30, 2000, utilities was the Fund's largest security-type weighting, making up 22.9% of total long-term investments, followed by hospital & health care with 17.2%. Significant purchases during the first half of the year included New York City Municipal Water Finance Authority Water and Sewer System Revenue, New York State Dormitory Authority Revenues and Babylon IDA Civic Facility Revenue.

Going forward, we will look to take advantage of the recent interest-rate environment, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the Fund, the municipal bond market and New York remains positive. We expect the supply of New York municipal securities to remain stable for the remainder of the year 2000, and this, coupled with a continued strong demand for New York bonds, should continue to make such bonds attractive investments for investors seeking tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY AS OF 6/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                       +4.14%
Net Asset Value (NAV)                        $10.93 (6/30/00)        $10.77 (12/31/99)
Change in NAV                                +$0.16
Distributions (1/1/00-6/30/00)               Dividend Income         $0.2820

CLASS C
Six-Month Total Return                       +3.93%
Net Asset Value (NAV)                        $11.05 (6/30/00)        $10.88 (12/31/99)
Change in NAV                                +$0.17
Distributions (1/1/00-6/30/00)               Dividend Income         $0.2534



              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 6/30/00

                                                                          INCEPTION
CLASS A                                      1-YEAR           5-YEAR       (5/1/91)
-------                                      ------           ------       --------
Cumulative Total Return(1)                   +1.55%          +29.06%        +76.03%

Average Annual Total Return(2)               -2.75%           +4.32%         +5.86%

                                                                          INCEPTION
CLASS C                                      1-YEAR           5-YEAR       (5/1/95)
-------                                      ------           ------       --------
Cumulative Total Return(1)                    +1.04%         +26.14%        +29.03%

Average Annual Total Return(2)                -0.96%          +4.55%         +4.85%

SHARE CLASS                                                      A             C
-----------                                                      -             -
Distribution Rate(3)                                           4.94%          4.52%

Taxable Equivalent Distribution Rate(4)                        9.15%          8.37%

30-Day Standardized Yield(5)                                   4.78%          4.41%

Taxable Equivalent Yield(4)                                    8.86%          8.17%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 6/30/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
6/30/00

[PIE CHART]

AAA                      39.9%

AA                        5.5%

A                        27.25

BBB                      27.4%

*Quality breakdowns may include internal ratings for bonds not rated by a national rating agency.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time at which debt must be repaid) between 3 and 10 years.(1)

For the six months ended June 30, 2000, Franklin New York Intermediate-Term Tax-Free Income Fund - Class A share price increased 1.1%, from $10.08 on December 31, 1999, to $10.19 at period-end.

It is worth noting that your Fund offers a significant tax advantage over a comparable taxable investment. The Performance Summary on page 15 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.18%, based on an annualization of the current 4.50 cent ($0.0450) per share dividend and the maximum offering price of $10.42 on June 30, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 46.02% would need to earn 9.60% from a taxable investment to match the Fund's tax-free distribution rate.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 28.

We sought to take advantage of several opportunities to increase the Fund's income-earning potential, enhance its overall structure, as well as improve the Fund's call protection. Our ability to reinvest proceeds from called bonds into securities with higher yields helped to protect the dividend payment, and was a factor that contributed to raising the Fund's dividend in March.

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually experience a substantial price increase, depending on their call date. In managing our prerefunded exposure, we typically looked to sell such holdings with approximately five years remaining to their call date, at which time the premium often begins to decline to the stated call price. In doing so, the Fund sought to capture a premium on the prerefunded bonds and use this capital to invest in current coupon bonds, thus extending the Fund's call protection, preserving its income stream, and stabilizing its share price.

The majority of the purchases made during the period were higher-rated or insured securities, which improved the Fund's overall credit profile. This mainly resulted from credit spreads in New York, which typically did not pay investors for taking on the additional credit risk of lower-rated securities. As of June 30, 2000, 45.4% of total long-term investments were AAA and AA, the two highest credit ratings.

We continued to pursue high, current tax-free income while maintaining a relatively stable share price. At the end of the period, the Fund had 61 positions, with an average coupon of slightly more than 5.74%, an average maturity of 9.0 years and a weighted average life to first call of 6.61 years. The Fund

PORTFOLIO BREAKDOWN
Franklin New York
Intermediate-Term
Tax-Free Income Fund
6/30/00

                                                % OF TOTAL
                                                 LONG-TERM
                                               INVESTMENTS
                                               -----------
General Obligation                                   20.2%

Subject to Government
Appropriation                                        15.3%

Utilities                                            14.3%

Hospital & Health Care                               13.5%

Transportation                                        8.1%

Tax-Supported Debt                                    7.1%

Other Revenue                                         7.0%

Housing                                               5.3%

Prerefunded                                           5.0%

Higher Education                                      4.2%

DIVIDEND DISTRIBUTIONS*
Franklin New York
Intermediate-Term
Tax-Free Income Fund - Class A
1/1/00 - 6/30/00

                   DIVIDEND
MONTH              PER SHARE
-----              ---------
January            4.40 cents

February           4.40 cents

March              4.50 cents

April              4.50 cents

May                4.50 cents

June               4.50 cents
-----------------------------
TOTAL             26.80 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

maintained broad diversification during the first half of the year, as the table on page 13 shows. On June 30, 2000, general obligation bonds was the Fund's largest security-type weighting, making up 20.2% of total long-term investments, followed by bonds subject to government appropriation with 15.3%. Some of the Fund's purchases over the period included bonds issued by the following: New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue, New York State Thruway Authority Highway and Bridge Trust Fund and New York State Dormitory Authority Lease Revenue.

Additionally, we sold lower yielding securities at a loss and reinvested the proceeds at higher rates. These losses helped offset any potential capital gains in the portfolio, possibly lowering shareholders' future tax liabilities, and can be carried forward for several years. Among bonds we sold were New York State Urban Development Corp. Revenue, New York State Dormitory Authority Revenue and New York City General Obligation.

Going forward, we will look to take advantage of the recent interest-rate environment, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the Fund, the municipal market and New York remains positive. We expect the supply of New York municipal securities to remain stable for the remainder of the year 2000, and this, coupled with a continued strong demand for New York bonds, should continue to make such bonds attractive investments for investors seeking tax-free income.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 6/30/00

Six-month total return does not include the sales charge. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                      +3.82%
Net Asset Value (NAV)                       $10.19 (6/30/00)         $10.08 (12/31/99)
Change in NAV                               +$0.11

Distributions (1/1/00-6/30/00)              Dividend Income          $0.2680


ADDITIONAL PERFORMANCE

                                                                    INCEPTION
CLASS A                                     1-YEAR        5-YEAR    (9/21/92)
-------                                     ------        ------    ---------
Cumulative Total Return(1)                  +3.30%       +31.31%      +50.86%

Average Annual Total Return(2)              +0.97%        +5.12%       +5.13%

SHARE CLASS                                                               A
-----------                                                               -
Distribution Rate(3)                                                    5.18%

Taxable Equivalent Distribution Rate(4)                                 9.60%

30-Day Standardized Yield(5)                                            4.91%

Taxable Equivalent Yield(4)                                             9.10%

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 4.52%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.50 cent per share monthly dividend and the maximum offering price of $10.42 per share on 6/30/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/00.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The Fund is managed to maintain a $1.00 share price.(1)


For the six months under review, the U.S. economy expanded for the ninth year in a row, well above the Federal Reserve Board's (the Fed's) long-term sustainable target growth rate of 3.0%. Real gross domestic product (GDP) grew at a staggering annualized pace of 5.5% in the first quarter of 2000. However, this growth led to a moderate rise in inflation during the period, as measured by the Consumer Price Index's (CPI's) increase from 2.7% in December 1999 to 3.7% in June 2000.

Seeking to curb growth to a more sustainable level, the Fed raised the federal funds target rate during the reporting period from 5.5% to 6.5%. The Fed's actions seemed to have had an effect as economic indicators over the past three months started to display some signs of a slowing economy.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. We eliminated our exposure to Japanese bank guarantees several years ago because of the problems these banks were having. We choose not to purchase second-tier securities such as Japanese bank letters of credit and derivative products because we do not believe that the increased yield offered by lower-rated and less liquid securities justifies the added risk to shareholders.

1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 31.

During the reporting period, the Fund participated in several attractive deals including New York City Transitional Finance Authority tax-exempt commercial paper, Triborough Bridge and Tunnel Authority variable rate demand notes, New York City Multi-family Housing weekly floaters and New York State General Obligation mandatory puts.

PERFORMANCE SUMMARY
6/30/00

Seven-day effective yield(1)            3.78%

Seven-day annualized yield              3.71%

Taxable equivalent yield(2)             6.87%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 6/16/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven-day period ended 6/30/00. The Fund's average weighted maturity was 30 days. Yields reflect fluctuations in interest rates on portfolio investments and Fund expenses.

Franklin Advisers, Inc., the Fund's administrator and the manager of the Fund's underlying portfolio, has agreed in advance to waive a portion of its fees. Without these reductions, the Fund's annualized and effective yields for the period would have been 3.48% and 3.54%, respectively. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

MUNICIPAL BOND RATINGS

MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND


                                                                                     CLASS A
                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2000    --------------------------------------------------------------
                                                     (UNAUDITED)       1999         1998         1997          1996        1995
                                                     -----------       ----         ----         ----          ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  10.77      $  11.71     $  11.66      $  11.29     $  11.41     $  10.16
                                                      ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) .....................            .28           .56          .57           .58          .59          .59
 Net realized and unrealized gains (losses) ...            .16          (.94)         .11           .38         (.12)        1.25
                                                      ----------------------------------------------------------------------------
Total from investment operations ..............            .44          (.38)         .68           .96          .47         1.84
                                                      ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.28)         (.56)        (.57)(d)      (.59)        (.59)        (.59)
 Net realized gains ...........................             --            --(e)      (.06)           --           --           --
                                                      ----------------------------------------------------------------------------
Total distributions ...........................           (.28)         (.56)        (.63)         (.59)        (.59)        (.59)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ................       $  10.93      $  10.77     $  11.71      $  11.66     $  11.29     $  11.41
                                                      ============================================================================

Total return(a)................................          4.14%        (3.31%)       5.94%         8.77%        4.30%       18.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $227,950      $242,067     $270,435      $260,990     $261,068     $256,171
Ratios to average net assets:
 Expenses .....................................           .73%(c)       .72%         .72%          .71%         .65%         .65%
 Expenses excluding waiver and payments
 by affiliate .................................           .73%(c)       .72%         .72%          .71%         .70%         .73%
 Net investment income ........................          5.25%(c)      4.96%        4.84%         5.09%        5.25%        5.38%
Portfolio turnover rate .......................         15.36%        15.23%       12.05%        26.85%       15.09%       22.99%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding, effective year ended December 31,1999.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.003.

(e) The fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                           CLASS C
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2000      --------------------------------------------------------------
                                                  (UNAUDITED)        1999          1998          1997         1996        1995(f)
                                                  -----------        ----          ----          ----         ----        -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period ......         $ 10.88        $ 11.82       $ 11.75       $ 11.37      $ 11.46      $ 10.85
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)..................             .26            .49           .48           .52          .53          .36
 Net realized and unrealized gains
  (losses) ................................             .16           (.94)          .16           .38         (.10)         .59
                                                    -----------------------------------------------------------------------------
Total from investment operations ..........             .42           (.45)          .64           .90          .43          .95
                                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................            (.25)          (.49)         (.51)(d)      (.52)        (.52)        (.34)
 Net realized gains .......................              --             --(e)       (.06)           --           --           --
                                                    -----------------------------------------------------------------------------
Total distributions .......................            (.25)          (.49)         (.57)         (.52)        (.52)        (.34)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ............         $ 11.05        $ 10.88       $ 11.82       $ 11.75      $ 11.37      $ 11.46
                                                    =============================================================================

Total return(a)............................           3.93%         (3.87%)        5.55%         8.17%        3.87%        8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........         $10,964        $12,309       $ 9,450       $ 5,601      $ 4,137      $   696
Ratios to average net assets:
 Expenses .................................           1.28%(c)       1.27%         1.28%         1.27%        1.22%        1.23%(c)
 Expenses excluding waiver and payments
 by affiliate .............................           1.28%(c)       1.27%         1.28%         1.27%        1.27%        1.30%(c)
 Net investment income ....................           4.70%(c)       4.42%         4.27%         4.63%        4.69%        4.74%(c)
Portfolio turnover rate ...................          15.36%         15.23%        12.05%        26.85%       15.09%       22.99%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding, effective year ended December 31, 1999 and for the year ended December 31, 1996.

(c) Annualized

(d) Includes distributions in excess of net investment income in the amount of $.002.

(e) The fund distributed long term capital gains in the amount of $.004.

(f) For the period May 1, 1995 (effective date) to December 31, 1995.

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                                     PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                         AMOUNT         VALUE
                                                                                       ------         -----
LONG TERM INVESTMENTS 99.9%
Albany County GO, FGIC Insured, 5.85%, 6/01/12 ..................................   $ 1,000,000    $ 1,030,060
Albany Municipal Water Finance Authority Water and Sewer System
 Revenue, Refunding, Series A, FGIC Insured, 5.95%, 12/01/12 ....................     2,505,000      2,616,322
Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%,
 1/01/25 ........................................................................     2,455,000      2,477,856
Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project,
 Series A, AMBAC Insured, 6.00%, 8/01/24 ........................................     4,020,000      4,089,667
Battery Park City Authority Revenue, Series A, AMBAC Insured,
 5.50%, 11/01/26 ................................................................     1,000,000        959,670
Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ...........................       200,000        226,550
Broome County COP, Public Safety Facilities, MBIA Insured,
 5.25%, 4/01/22 .................................................................     2,125,000      1,974,019
Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
 12/01/17 .......................................................................       360,000        394,787
 12/01/18 .......................................................................       385,000        422,203
 12/01/19 .......................................................................       410,000        449,618
Buffalo Municipal Water Finance Authority, Water System Revenue,
 FSA Insured, 6.00%,
 7/01/26 ........................................................................     1,185,000      1,219,566
 7/01/29 ........................................................................     3,000,000      3,067,800
Central Square GO, Central School District, FGIC Insured, 6.50%,
 6/15/09 ........................................................................       900,000        995,661
Dutchess County IDA, Civic Facilities Revenue, Bard College Project,
 AMBAC Insured,
 5.50%, 6/01/17 .................................................................     1,865,000      1,850,714
 5.375%, 6/01/27 ................................................................     2,000,000      1,869,340
Hempstead Town IDA, Civic Facilities Revenue, Hofstra University
 Project, MBIA Insured, 5.80%, 7/01/15 ..........................................     1,340,000      1,371,771
Long Island Power Authority Electric System Revenue,
 MBIA Insured, 5.75%, 12/01/24 ..................................................     1,540,000      1,535,888
 Series A, FSA Insured, 5.125%, 12/01/22 ........................................     7,000,000      6,358,240
Mount Sinai Union Free School District, Refunding, AMBAC Insured,
 6.20%, 2/15/13 .................................................................     1,055,000      1,147,524
MTA, Commuter Facilities Revenue, Series A, FSA Insured, 5.00%,
 7/01/23 ........................................................................     3,000,000      2,680,260
MTA, Dedicated Tax Fund Revenue, Series A, FGIC Insured, 6.00%,
 4/01/30 ........................................................................     2,500,000      2,553,325
Nassau County,
 GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 ..................     1,510,000      1,523,062
 IDA, Civic Facility Revenue, Hofstra University Project, AMBAC
 Insured, Pre-Refunded, 6.75%, 8/01/11 ..........................................     1,150,000      1,201,325
Nassau Health Care Corp. Health System Revenue, Nassau County
 Guaranty, FSA Insured, 5.75%, 8/01/29 ..........................................     2,655,000      2,596,218
New Rochelle GO, Series C, MBIA Insured, 6.25%,
 3/15/22 ........................................................................       390,000        400,070
 3/15/23 ........................................................................       530,000        543,430
 3/15/24 ........................................................................       555,000        568,520
New York City GO, Series A, MBIA Insured, 6.00%, 5/15/30 ........................     2,000,000      2,033,780
New York City IDA, Civic Facility Revenue, Polytechnic Prep
 Country Day School, FSA Insured, 5.375%, 5/01/29 ...............................     2,750,000      2,558,023
New York City Municipal Water Finance Authority Water and Sewer
 System Revenue,
 Series A, FGIC Insured, ETM, 6.75%, 6/15/16 ....................................       505,000        516,049
 Series A, FSA Insured, 5.375%, 6/15/26 .........................................     3,000,000      2,829,930
 Series B, MBIA Insured, 5.75%, 6/15/26 .........................................     1,900,000      1,892,305
 Series B, MBIA Insured, 5.50%, 6/15/27 .........................................     5,000,000      4,790,050
 Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 ..........................     6,000,000      6,266,520
New York City Transportation Authority MTA,
 Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%,
 1/01/20 ........................................................................     3,000,000      3,009,330
 Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 ........................     3,500,000      3,214,960

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)(CONT.)

                                                                                     PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                         AMOUNT         VALUE
                                                                                       ------         -----
LONG TERM INVESTMENTS (CONT.)
New York City Trust Cultural Resources Revenue,
 American Museum of Natural History, Series A, AMBAC Insured, 5.25%,
 7/01/19 ........................................................................   $ 1,585,000    $ 1,504,656
 American Museum of Natural History, Series A, MBIA Insured, 5.65%,
 4/01/27 ........................................................................     4,000,000      3,923,920
 New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ........................     2,000,000      2,029,820
New York State Dormitory Authority Revenues,
 853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ..........     1,340,000      1,349,755
 Associated Children's Inc., MBIA Insured, 7.60%, 7/01/18 .......................       140,000        141,820
 Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...............................     2,460,000      2,535,965
 Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 ........................     2,445,000      2,500,795
 Department of Health, MBIA Insured, 5.50%, 7/01/25 .............................     2,000,000      1,908,660
 Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%,
 7/01/24 ........................................................................     2,000,000      1,900,460
 Hamilton College, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ...................     1,000,000      1,040,390
 Hartwick College, MBIA Insured, 6.25%, 7/01/12 .................................     1,000,000      1,038,970
 Judicial Lease Facilities, Suffolk County, Series B, MBIA Insured,
 7.00%, 4/15/16 .................................................................     2,780,000      2,885,362
 Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ..............     1,500,000      1,486,425
 Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ......     2,260,000      1,978,879
 Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ........     2,500,000      2,582,075
 New York University, FGIC Insured, 6.25%, 7/01/09 ..............................     1,000,000      1,038,000
 Pace University, MBIA Insured, 6.00%, 7/01/29 ..................................     3,000,000      3,061,680
 (b)Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ....................     6,500,000      6,473,870
 Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 .........................     2,000,000      2,020,980
 St. John's University, AMBAC Insured, Pre-Refunded, 6.875%, 7/01/11 ............     1,000,000      1,036,370
 St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 .......     5,000,000      5,068,650
 University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 .....     2,000,000      1,763,020
 University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%,
 7/01/17 ........................................................................     2,355,000      2,396,472
 Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ...............     1,000,000      1,028,520
New York State Energy Research and Development Authority Electric
 Facilities Revenue, Consolidated Edison Project, Refunding, Series A,
 AMBAC Insured, 6.10%, 8/15/20 ..................................................     5,000,000      5,148,650
 Series A, MBIA Insured, 6.75%, 1/15/27 .........................................     4,950,000      5,030,636
New York State Energy Research and Development Authority Gas Facilities
 Revenue, Brooklyn Union Gas Project,
 Series A, MBIA Insured, 6.75%, 2/01/24 .........................................     2,240,000      2,321,200
New York State Energy Research and Development Authority PCR,
 Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%,
 10/01/13 .......................................................................     1,500,000      1,553,460
 Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 7.20%,
 7/01/29 ........................................................................     5,000,000      5,473,300
 Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured,
 6.35%, 5/15/32 .................................................................     1,150,000      1,176,255
 Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured,
 6.50%, 5/15/32 .................................................................     1,000,000      1,033,200
New York State Environmental Facilities Corp., Water Facilities Revenue,
 Refunding, Spring Valley Water Facilities,
 Series A, AMBAC Insured, 6.30%, 8/01/24 ........................................     2,000,000      2,062,800
 Series B, AMBAC Insured, 6.15%, 8/01/24 ........................................     3,000,000      3,079,110
New York State Medical Care Facilities Finance Agency Revenue,
 Hospital and Nursing Home Mortgage, Refunding, Series C, MBIA Insured,
 Pre-Refunded, 6.25%, 8/15/12 ...................................................     1,000,000      1,039,000
 Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ..................     6,285,000      6,563,488
 Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ..................     5,355,000      5,560,204
 Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ..................     4,245,000      4,404,018
 Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%,
 11/01/16 .......................................................................     1,000,000      1,034,200
 Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%,
 11/01/10 .......................................................................       700,000        725,998
 Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%,
 11/01/18 .......................................................................     1,500,000      1,548,780
 St. Mary's Hospital Project, Refunding, Series A, AMBAC Insured,
 6.20%, 11/01/14 ................................................................     1,495,000      1,555,114


FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                      AMOUNT        VALUE
 ---------------------------------------------------------- -------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York State Power Authority Revenue and General Purpose,
   Series Y, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 .................     $  2,255,000     $  2,322,988
   Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ..................        2,000,000        2,093,420
   Series AA, MBIA Insured, Pre-Refunded, 6.25%, 1/01/23 .................        2,000,000        2,086,320
New York State Tollway Authority General Revenue,
   Series C, FGIC Insured, Pre-Refunded, 6.00%, 1/01/25 ..................        6,400,000        6,836,864
New York State Urban Development Corp. Revenue,
   Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25        2,480,000        2,343,054
   Correctional Facilities Service Contract, Series C,
   AMBAC Insured, 6.00%, 1/01/29 .........................................       11,200,000       11,427,024
Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
   7/15/18 ...............................................................          500,000          509,590
   7/15/19 ...............................................................          510,000          518,221
   7/15/20 ...............................................................          610,000          618,900
Niagara Falls Public Improvement, MBIA Insured,
   6.85%, 3/01/19 ........................................................        1,000,000        1,074,900
   6.90%, 3/01/20 ........................................................          500,000          537,580
   6.90%, 3/01/21 ........................................................          500,000          537,230
Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 .......        1,200,000        1,318,368
Niagara Frontier Transportation Authority Airport Revenue,
   Greater Buffalo International Airport,
   Series A, AMBAC Insured, 6.25%, 4/01/24 ...............................        1,000,000        1,027,460
   Series C, AMBAC Insured, 6.00%, 4/01/24 ...............................        1,440,000        1,461,442
North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
   4/01/15 ...............................................................        1,065,000        1,181,362
   4/01/16 ...............................................................        1,000,000        1,106,140
Port Authority of New York and New Jersey Revenue,
   Consolidated 71st Series, AMBAC Insured, 6.50%, 1/15/26 ...............        1,000,000        1,015,270
   Consolidated 71st Series, MBIA Insured, 6.50%, 1/15/26 ................        1,600,000        1,624,432
   Consolidated 76th Series, AMBAC Insured, 6.50%, 11/01/26 ..............        4,230,000        4,324,244
Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ......................          810,000          915,122
St. Lawrence County IDA, Civic Facility Revenue, St.
   Lawrence University Project, Series A, MBIA Insured,
   5.00%, 7/01/28 ........................................................        2,455,000        2,151,366
Suffolk County GO, Public Improvement, Refunding, Series B, FGIC
   Insured, 6.20%,
   5/01/11 ...............................................................          500,000          518,700
   5/01/13 ...............................................................          500,000          517,950
Triborough Bridge and Tunnel Authority Revenue,
   General Purpose, Series B, MBIA Insured, 5.20%, 1/01/27 ...............        5,000,000        4,521,550
   General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 ..............        4,475,000        4,599,897
   General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 ...............        2,750,000        2,826,752
   Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 ..................        1,100,000        1,135,782
Upper Mohawk Valley Regional Water Finance Authority Water Systems
   Revenue, AMBAC Insured, 5.75%, 8/01/29 ................................          550,000          545,368
   Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ....................        2,000,000        1,816,500
                                                                                                 -----------
TOTAL LONG TERM INVESTMENTS (COST $234,186,480) ..........................                       238,753,136
                                                                                                 -----------

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                 PRINCIPLE
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                     AMOUNT              VALUE
---------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT .2%
(a)Puerto Rico Commonwealth Government Development
  Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
  3.05%, 12/01/15 ......................................    $     400,000          $     400,000
                                                                                   -------------
TOTAL SHORT TERM INVESTMENT (COST $400,000) ............                                 400,000
                                                                                   -------------
TOTAL INVESTMENTS (COST $234,586,480) 100.1% ...........                             239,153,136
                                                                                   -------------
OTHER ASSETS, LESS LIABILITIES (.1%) ...................                                (239,185)
                                                                                   -------------
NET ASSETS 100.0%                                                                  $ 238,913,951
                                                                                   =============

See Glossary of Terms on page 33.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                                   SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000    --------------------------------------------------------------
                                                     (UNAUDITED)       1999        1998        1997           1996         1995
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
  Net asset value, beginning
  of period ...............................            $ 10.08       $ 10.77     $ 10.62      $ 10.28      $ 10.40      $  9.60
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................              .26           .52         .51          .54          .56          .55
 Net realized and unrealized gains
  (losses) ................................                .12          (.70)        .18          .35         (.12)         .80
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..........                .38          (.18)        .69          .89          .44         1.35
                                                 ----------------------------------------------------------------------------------
Less distributions from net
  investment income .......................               (.27)         (.51)       (.54)        (.55)        (.56)        (.55)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ............            $ 10.19       $ 10.08     $ 10.77      $ 10.62      $ 10.28      $ 10.40
                                                 ==================================================================================

Total return(a) .............................             3.82%        (1.69%)      6.63%        8.89%        4.38%       14.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........            $69,109       $66,941     $80,689      $58,916      $44,822      $43,229
Ratios to average net assets:
 Expenses .................................                .45%(c)       .45%        .45%         .45%         .37%         .33%
 Expenses excluding waiver and
  payments by affiliate ...................                .84%(c)       .82%        .83%         .82%         .83%         .83%
 Net investment income ....................               5.26%(c)      4.95%       4.81%        5.26%        5.47%        5.51%
Portfolio turnover rate ...................              16.88%        17.98%      10.46%        6.87%       24.67%       24.68%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding, effective year ended December 31, 1999.
(c) Annualized

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)



                                                                                PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
 Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%,
 12/15/13 ................................................................     $1,850,000     $1,721,166
 Albany IDA, Civic Facility Revenue,
 Albany Medical Center Project, 5.75%, 5/01/09 ...........................      1,010,000        929,715
 Buffalo GO, Series E, FSA Insured, 5.35%, 12/01/12 ......................        880,000        883,678
 Cortland County IDA, Civic Facility Revenue, Cortland Memorial
  Hospital Inc. Project, 6.15%, 7/01/02 ..................................         65,000         64,975
 Erie County GO,
    FGIC Insured, 4.70%, 11/01/12 ........................................        700,000        657,041
    FGIC Insured, 4.75%, 11/01/13 ........................................        525,000        489,211
    Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .........      1,335,000      1,382,700
 Franklin County IDA, Lease Revenue, County Correctional
  Facility Project, 6.375%, 11/01/02 .....................................         35,000         35,716
 Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 ....        260,000        267,345
 Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 ............      1,300,000      1,377,428
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.125%, 4/01/11 ........................................      1,410,000      1,401,272
 MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 .........      1,500,000      1,546,170
 Nassau County,
    GO, Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 ....        760,000        787,056
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ....................      1,000,000      1,060,290
 Nassau Health Care Corp. Health System Revenue,
 Nassau County Guaranteed, FSA Insured, 6.00%, 8/01/10 ...................      1,000,000      1,063,670
 New Rochelle Municipal Housing Authority Revenue,
      Series A, 5.55%, 12/01/14 ..........................................      2,000,000      1,896,380
 New York City GO,
    Refunding, Series A, 6.375%, 8/01/05 .................................      3,455,000      3,605,742
    Refunding, Series B, 6.20%, 8/15/06 ..................................      1,000,000      1,061,220
    Refunding, Series F, 6.00%, 8/01/12 ..................................        700,000        729,939
    Series A, Pre-Refunded, 6.375%, 8/01/05 ..............................      1,745,000      1,829,929
    Series H, 7.00%, 2/01/06 .............................................        200,000        209,350
    Series H, Pre-Refunded, 7.00%, 2/01/06 ...............................        140,000        147,024
 New York City Health and Hospital Corp. Revenue,
 Health System, Refunding, Series A, AMBAC Insured,
 4.60%, 2/15/12 ..........................................................      1,625,000      1,495,926
 New York City IDA, Civic Facility Revenue,
    New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ..............         60,000         61,302
    USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 ....      1,875,000      1,949,194
    USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 ....      1,675,000      1,762,284
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, 4.75%, 11/15/13 ............................................      1,000,000        928,330
    Series B, 6.00%, 11/15/13 ............................................      1,000,000      1,061,480
 New York State Dormitory Authority Lease Revenue, State University
 Dormitory Facilities, Series A, 5.50%,
  7/01/12 ................................................................      1,815,000      1,830,845
 New York State Dormitory Authority Revenue,
    City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ...      1,000,000      1,042,640
    City University, Refunding, Series U, 6.25%, 7/01/02 .................        100,000        102,658
    City University, Refunding, Series U, 6.35%, 7/01/04 .................      1,720,000      1,804,865
    Department of Health, 6.25%, 7/01/04 .................................        690,000        721,574
    Department of Health, 6.30%, 7/01/05 .................................        735,000        775,381
    Nyack Hospital, Refunding, 6.00%, 7/01/06 ............................      2,000,000      1,993,040
    St. Agnes Hospital, Series A, 5.30%, 2/15/13 .........................      1,380,000      1,346,480

(b)New York State Environmental Facilities Corp., State Clean Water
   and Drinking Water Revenue, Revolving Funds-Pooled
   Loan project, Series B, 5.80%, 1/15/162 ...............................      2,500,000      2,559,900
   New York State HFAR, Health facilities of
   New York City, Refunding, Series A, 6.00%, 11/01/08 ...................      3,045,000      3,191,647

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                                            PRINCIPLE
                                                                                              AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home, Refunding, FHA Insured, 5.70%, 2/15/05 .............       $  1,500,000      $  1,523,550
    Huntington Hospital Mortgage Project, Refunding, Series A,
    5.90%, 11/01/04 ...............................................................            475,000           482,173
 New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
    5.75%, 10/01/12 ...............................................................            900,000           918,000
    5.80%, 10/01/13 ...............................................................            800,000           813,064
 New York State Thruway Authority Highway and Bridge Trust Fund, Series C,
 FGIC Insured, 5.25%, 4/01/14 .....................................................          2,000,000         1,971,000
 New York State Urban Development Corp. Revenue,
    Correctional Facilities Service Contract, Series C, AMBAC Insured,
    6.00%, 1/01/15 ...............................................................           1,000,000         1,044,830
    Correctional Facilities, Refunding, 5.75%, 1/01/13 ...........................             500,000           505,300
    Youth Facilities, 5.75%, 4/01/10 .............................................             400,000           413,552
    Youth Facilities, 5.875%, 4/01/10 ............................................           1,500,000         1,551,615
 North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 .....................           1,715,000         1,803,323
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
 Refunding, 6.65%, 4/01/05 .......................................................             125,000           133,280
 Puerto Rico Commonwealth GO, 6.00%, 7/01/05 .....................................           1,000,000         1,054,000
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ..........           1,500,000         1,565,145
 Puerto Rico Industrial Tourist Educational Medical and Environmental
 Control Facilities Financing Authority Hospital
 Revenue, Mennonite General Hospital Project, Series A, 6.375%, 7/01/06 ..........           1,645,000         1,626,921
 Virgin Islands PFA Revenue, senior lien, Refunding, Series A, 5.30%, 10/01/11 ...           3,000,000         2,874,750
 Virgin Islands Water and Power Authority Electric System Revenue,
 Refunding, 5.125%, 7/01/13 .......................................................          1,775,000         1,676,701
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    4.875%, 7/01/06 ..............................................................           1,985,000         1,893,670
    5.00%, 7/01/09 ...............................................................             520,000           485,627
                                                                                                              ----------
 TOTAL LONG TERM INVESTMENTS (COST $67,361,023) ..................................                            68,111,064
                                                                                                              ----------

(a)SHORT TERM INVESTMENTS 3.0%
 Long Island Power Authority Electric System Revenue, Sub Series 5, Daily
 VRDN and Put, 3.00%, 5/01/33 ....................................................             300,000           300,000
 New York City GO,
    Series 8, Sub Series A-8, Daily VRDN and Put, 3.25%, 8/01/18 .................             300,000           300,000
    Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put, 4.50%, 8/15/04 ...             300,000           300,000
 New York City Municipal Water Finance Authority Water and Sewer
 System Revenue, Series G, FGIC Insured, Daily
 VRDN and Put, 3.20%, 6/15/24 ....................................................           1,000,000         1,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
 Series A, AMBAC Insured, Weekly VRDN
 and Put, 2.60%, 7/01/28 .........................................................             200,000           200,000
                                                                                                              ----------
 TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ..................................                             2,100,000
                                                                                                              ----------
 TOTAL INVESTMENTS (COST $69,461,023) 101.6% .....................................                            70,211,064
 OTHER ASSETS, LESS LIABILITIES (1.6%) ...........................................                           (1,102,179)
                                                                                                              ----------
 NET ASSETS 100.0% ...............................................................                          $ 69,108,885
                                                                                                             ==========

See Glossary of Terms on page 33.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.
FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                        SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2000 ------------------------------------------------------------
                                                           (UNAUDITED)      1999      1998       1997         1996           1995
                                                           -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $1.00          $1.00      $1.00       $1.00        $1.00        $1.00
                                                           -------------------------------------------------------------------------
Income from investment operations -
net investment income ................................         .02            .03        .03         .03          .03          .03
Less distributions from net investment income ........       (.02)          (.03)      (.03)       (.03)        (.03)        (.03)
                                                           ------------------------------------------------------------------------
Net asset value, end of period .......................      $1.00          $1.00      $1.00       $1.00        $1.00        $1.00
                                                           ========================================================================
Total return(a) ......................................       2.95%          2.56%      2.79%       3.01%        2.79%        3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................    $66,160        $69,164    $57,878     $63,720      $59,178      $61,079
Ratios to average net assets:
 Expenses ...........................................       .60%(b)          .60%       .60%        .60%         .60%         .60%
 Expenses excluding waiver and payments
 by affiliate .......................................       .82%(b)          .83%       .83%        .81%         .86%         .85%
 Net investment income ..............................      3.14%(b)         2.54%      2.75%       2.97%        2.75%        3.06%

(a) Total return is not annualized for periods less than one year.
(b) Annualized



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                                               PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                        AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS 99.1%
 Erie County GO,
    Public Improvement Project, Series A, FGIC Insured, 5.25%, 8/15/00 .................     $1,745,000     $1,748,102
    Refunding, Series B, FGIC Insured, 5.25%, 8/15/00 ..................................      1,085,000      1,086,929
(a)Long Island Power Authority Electric System Revenue, Sub Series
     5, Daily VRDN and Put, 2.80%, 5/01/33 .............................................      1,100,000      1,100,000
    Metropolitan Transportation Authority Service Contract Revenue,
     Transit Facilities, Series 3, FSA Insured,Pre-Refunded on
     7/01/00, 7.50%, 7/01/16 ...........................................................        750,000        765,000
    Metropolitan Transportation Authority Service Contract Revenue,
     Transit Facilities, Series 4, Pre-Refunded on
     7/01/00,  7.50%, 7/01/19 ..........................................................      1,000,000      1,015,000
    Municipal Assistance Corp. for City of New York, Refunding,
     Series J, 5.25%, 7/01/01 ..........................................................      1,250,000      1,257,184
    Nassau County, RAN, Series D, 6.00%, 4/12/01 .......................................      2,000,000      2,022,919
(a)New York City GO, Series B, Sub Series B-2,
    MBIA Insured, Daily VRDN and Put, 2.90%, 8/15/03 ...................................      2,100,000      2,100,000
(a)New York City HDC,
    MF Rental Housing Revenue, Brittany Development, Series A,
     Weekly VRDN and Put, 2.80%, 6/15/29 ...............................................      1,500,000      1,500,000
    MF Rental Housing Revenue, Tribeca Tower, Series A, FNMA Insured,
     Weekly VRDN and Put, 3.00%, 11/15/19 ..............................................      2,100,000      2,100,000
    MFMR, Columbus Apartments, Series A, Weekly VRDN and Put, 2.95%, 3/15/25 ...........      1,900,000      1,900,000
(a)New York City Health and Hospital Corp. Revenue, Health Systems,
    Series D, Weekly VRDN and Put, 2.95%, 2/15/26 ......................................      1,500,000      1,500,000
(a)New York City IDA, Civic Facility Revenue,
    American Civil Liberties, Weekly VRDN and Put, 2.90%, 6/01/12 ......................        900,000        900,000
    National Audubon Society, Daily VRDN and Put, 2.75%, 12/01/14 ......................        500,000        500,000
(a)New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 2.90%, 6/15/22 .........................      1,100,000      1,100,000
    Series G, FGIC Insured, Daily VRDN and Put, 2.80%, 6/15/24 .........................      1,000,000      1,000,000
   New York City Transitional Finance Authority, TECP, 3.90%, 8/14/00 ..................      2,000,000      2,000,000
   New York City Transportation Authority MTA, TECP, 3.90%, 7/25/00 ....................      2,500,000      2,500,000
(a)New York City Trust Cultural Resources Revenue,
    American Museum National History, Series B, AMBAC Insured,
     Annual VRDN and Put, 3.70%, 7/01/29 ...............................................      2,000,000      2,000,000
    American Museum National History, Series B,
     MBIA Insured, Weekly VRDN and Put, 2.95%, 4/01/21 .................................      1,100,000      1,100,000
    Jewish Museum, Weekly VRDN and Put, 2.75%, 12/01/21 ................................        600,000        600,000
    Museum of Broadcasting, Weekly VRDN and Put, 2.75%, 5/01/14 ........................      2,000,000      2,000,000
(a)New York State Dormitory Authority Revenues,
    New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 2.95%, 7/01/28      2,600,000      2,600,000
    Oxford University Press Inc., Weekly VRDN and Put, 3.00%, 7/01/25 ..................        700,000        700,000
    Sloan Kettering Cancer Center, Series C, Weekly VRDN and Put, 2.85%, 7/01/19 .......      1,200,000      1,200,000
    Sloan Kettering Memorial, Series B, Daily VRDN and Put, 2.80%, 7/01/19 .............      2,500,000      2,500,000
(a)New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Series 1985-B, Daily VRDN and Put, 2.80%,  12/01/25 ....      1,200,000      1,200,000
   Orange and Rockland Project, Series A, AMBAC Insured,
     Weekly VRDN and Put, 2.95%, 8/01/15 ...............................................      1,350,000      1,350,000
   Orange and Rockland Project, Series A, Weekly VRDN and Put, 2.95%, 10/01/14 .........      1,000,000      1,000,000
   New York State Environmental Facility Corp., TECP, 3.95%, 7/11/00 ...................      2,500,000      2,500,000
(a)New York State GO, Series B, Mandatory Put, 4.05%, 8/09/00 ..........................      2,000,000      2,000,000
(a)New York State HFAR, Normandie Court I Project, Weekly VRDN and Put,
   2.75%, 5/15/15 ......................................................................      2,100,000      2,100,000
(a)New York State Housing Finance Agency Revenue, Housing East 84th Street,
    Series A, Weekly VRDN and Put, 3.05%, 11/01/28 .....................................      1,100,000      1,100,000
(a)New York State Job Development Authority Revenue, State
    Guaranteed, Special Purpose, Series A-1 to A-25, Daily VRDN
    and Put, 2.90%, 3/01/07 ............................................................        500,000        500,000
(a)New York State Local Government Assistance Corp.,
    Series F, Weekly VRDN and Put,
    2.85%, 4/01/25 .....................................................................      2,100,000      2,100,000
(a)New York State Medical Care Facilities Finance Agency Revenue,
    Pooled Equipment Loan Program, II-A, Weekly VRDN and Put,
    3.00%, 11/01/03 ....................................................................      1,230,000      1,230,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)(CONT.)

                                                                               PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------
   New York State Power Authority Revenue and General Purpose, TECP,
    4.05%, 8/08/00 .....................................................     $ 2,000,000     $ 2,000,000
    4.15%, 8/08/00 .....................................................       1,000,000       1,000,000
(a)Port Authority of New York and New Jersey Special Obligation Revenue,
   Versatile Structure, Series 2, Daily VRDN and Put,
   2.75%, 5/01/19 ......................................................       2,500,000       2,500,000
 Puerto Rico Commonwealth GO, TRAN, Series A-1, 4.50%, 7/30/00 .........       2,000,000       2,001,172
(a)Puerto Rico Commonwealth Government Development Bank, Refunding,
    MBIA Insured, Weekly VRDN and Put, 3.30%, 12/01/15 .................         600,000         600,000
(a)Puerto Rico Commonwealth Highway and Transportation Authority
    Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
    2.60%, 7/01/28 .....................................................         200,000         200,000
(a)Triborough Bridge and Tunnel Authority Revenue,
    General Purpose, Series C, AMBAC Insured, Weekly VRDN and Put,
    2.75%, 1/01/13 .....................................................       3,400,000       3,400,000
                                                                                             -----------
TOTAL INVESTMENTS (COST $65,576,306) 99.1% ..........................                         65,576,306
OTHER ASSETS, LESS LIABILITIES .9% ..................................                            583,990
                                                                                             -----------
   NET ASSETS 100.0% ...................................................                     $66,160,296
                                                                                             ===========


See Glossary of Terms on page 33.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC  - American Municipal Bond Assurance Corp.
COP    - Certificate of Participation
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Corp.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance
GO     - General Obligation
HDC    - Housing Development Corp.
HFAR   - Housing Finance Authority Revenue
IDA    - Industrial Development Authority/Agency
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFMR   - Multi-Family Mortgage Revenue
MTA    - Metropolitan Transit Authority
PCR    - Pollution Control Revenue
PFA    - Public Financing Authority
RAN    - Revenue Anticipation Notes
TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax and Revenue Anticipation Notes
USTA   - United States Tennis Association
VRDN   - Variable Rate Demand Notes


FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                                    FRANKLIN
                                             FRANKLIN               NEW YORK
                                             NEW YORK             INTERMEDIATE-          FRANKLIN
                                              INSURED                 TERM               NEW YORK
                                              TAX-FREE              TAX-FREE            TAX-EXEMPT
                                             INCOME FUND           INCOME FUND          MONEY FUND
--------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................       $ 234,586,480        $  69,461,023        $  65,576,306
  Value ............................         239,153,136           70,211,064           65,576,306
 Cash ..............................              62,539               74,187               74,620
 Receivables:
  Investment securities sold .......             464,451                   --                   --
  Capital shares sold ..............             274,276              308,783              648,139
  Interest .........................           4,939,134            1,316,952              528,670
                                          --------------------------------------------------------
      Total assets .................         244,893,536           71,910,986           66,827,735
                                          --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..           4,992,222            2,556,875                   --
  Capital shares redeemed ..........             208,393               24,854              539,191
  Affiliates .......................             165,942               25,634               26,718
  Shareholders .....................             218,282               54,471               76,493
 Distributions to shareholders .....             373,532              129,487                   --
 Other liabilities .................              21,214               10,780               25,037
                                          --------------------------------------------------------
      Total liabilities ............           5,979,585            2,802,101              667,439
                                          --------------------------------------------------------
       Net assets, at value ........       $ 238,913,951        $  69,108,885        $  66,160,296
                                          ========================================================
Net assets consist of:
 Undistributed net investment
   income ..........................       $      11,737        $      58,435        $          --
 Net unrealized appreciation .......           4,566,656              750,041                   --
 Accumulated net realized loss .....          (3,798,868)          (3,026,259)                  --
 Capital shares ....................         238,134,426           71,326,668           66,160,296
                                          --------------------------------------------------------
      Net assets, at value .........       $ 238,913,951        $  69,108,885        $  66,160,296
                                          ========================================================

                     See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2000 (UNAUDITED)

                                                                                  FRANKLIN
                                                           FRANKLIN               NEW YORK
                                                           NEW YORK             INTERMEDIATE-          FRANKLIN
                                                            INSURED                 TERM               NEW YORK
                                                            TAX-FREE              TAX-FREE            TAX-EXEMPT
                                                          INCOME FUND            INCOME FUND          MONEY FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................       $   227,950,028       $    69,108,885      $    66,160,296
                                                         ==========================================================

 Shares outstanding ..............................            20,847,251             6,781,378           66,160,296
                                                         ==========================================================
 Net asset value per share* ......................       $         10.93       $         10.19      $          1.00
                                                         ==========================================================
 Maximum offering price per share (net asset value
 per share / 95.75%, 97.75%, 100% respectively) ..       $         11.42       $         10.42      $          1.00
                                                         ==========================================================
CLASS C:
 Net assets, at value ............................       $    10,963,923                    --
                                                         ==========================================================
 Shares outstanding ..............................               992,247                    --                   --
                                                         ==========================================================
 Net asset value per share* ......................       $         11.05                    --                   --
                                                         ==========================================================
 Maximum offering price per share (net asset value
 per share / 99.00%, respectively) ...............       $         11.16                    --                   --
                                                         ==========================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


                                                                                  FRANKLIN
                                                           FRANKLIN               NEW YORK
                                                           NEW YORK             INTERMEDIATE-          FRANKLIN
                                                            INSURED                 TERM               NEW YORK
                                                            TAX-FREE              TAX-FREE            TAX-EXEMPT
                                                          INCOME FUND            INCOME FUND          MONEY FUND
-------------------------------------------------------------------------------------------------------------------
Investment income:
 Interest ..........................................       $ 7,224,789        $ 1,884,616        $ 1,275,840
                                                           --------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           663,942            208,167            212,438
 Distribution fees (Note 3)
  Class A ..........................................           109,483             33,042                 --
  Class C ..........................................            35,931                 --                 --
 Transfer agent fees (Note 3) ......................            58,209             15,294             49,063
 Custodian fees ....................................             1,187                323                412
 Reports to shareholders ...........................            11,794              2,563              5,941
 Registration and filing fees ......................             9,128              4,913              3,360
 Professional fees (Note 3) ........................             9,982              4,649              4,036
 Trustees' fees and expenses .......................             7,446              2,164              2,138
 Other .............................................            10,327              4,414              4,038
                                                         ----------------------------------------------------------
      Total expenses ...............................           917,429            275,529            281,426
      Expenses waived/paid by affiliate (Note 3) ...                --           (126,595)           (77,498)
                                                         ----------------------------------------------------------
       Net expenses ................................           917,429            148,934            203,928
                                                         ----------------------------------------------------------
        Net investment income ......................         6,307,360          1,735,682          1,071,912
                                                         ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ................        (2,131,270)          (106,648)                --
 Net unrealized appreciation on investments ........         5,582,001            918,391                 --
                                                         ----------------------------------------------------------
Net realized and unrealized gain ...................         3,450,731            811,743                 --
                                                         ----------------------------------------------------------
Net increase in net assets resulting from
  operations .......................................       $ 9,758,091        $ 2,547,425        $ 1,071,912
                                                         ===========================================================



                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1999


                                                       FRANKLIN NEW YORK INSURED         FRANKLIN NEW YORK INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                     --------------------------------------------------------------------------

                                                      Six Months                            Six Months
                                                       Ended            Year Ended            Ended              Year Ended
                                                      June 30,          December 31,          June 30,            December 31,
                                                       2000                 1999               2000                   1999
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................       $   6,307,360        $  13,255,975        $   1,735,682        $   3,754,559
  Net realized loss from investments ......          (2,131,270)          (1,667,598)            (106,648)            (360,080)
  Net unrealized appreciation
 (depreciation) on investments ............           5,582,001          (20,465,331)             918,391           (4,629,244)
                                                  ---------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting from operations ..           9,758,091           (8,876,954)           2,547,425           (1,234,765)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................          (5,973,890)         (12,758,387)          (1,773,561)          (3,723,462)
   Class C ................................            (259,910)            (482,398)                  --                   --
  Net realized gains:
   Class A ................................                  --              (90,756)                  --                   --
   Class C ................................                  --               (4,126)                  --                   --
                                                  ---------------------------------------------------------------------------------
 Total distributions to shareholders ......          (6,233,800)         (13,335,667)          (1,773,561)          (3,723,462)
 Capital share transactions: (Note 2)
  Class A .................................         (17,476,590)          (7,113,827)           1,394,113           (8,789,954)
  Class C .................................          (1,510,122)           3,817,868                   --                   --
                                                  ---------------------------------------------------------------------------------
  Total capital share transactions ........         (18,986,712)          (3,295,959)           1,394,113           (8,789,954)
      Net increase (decrease) in net assets         (15,462,421)         (25,508,580)           2,167,977
                                                                                                                   (13,748,181)
Net assets
 Beginning of period ......................         254,376,372          279,884,952           66,940,908           80,689,089
                                                  ---------------------------------------------------------------------------------
 End of period ............................       $ 238,913,951        $ 254,376,372        $  69,108,885        $  66,940,908
                                                  =================================================================================
Undistributed net investment income
 (accumulated distributions in excess of
net investment income) included in
net assets:
  End of period ...........................       $      11,737        $     (61,823)       $      58,435        $      96,314
                                                  =================================================================================

                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1999


                                                                                    FRANKLIN NEW YORK
                                                                                  TAX-EXEMPT MONEY FUND
                                                                             ---------------------------------
                                                                              SIX MONTHS
                                                                                ENDED             YEAR ENDED
                                                                               JUNE 30,           DECEMBER 31,
                                                                                2000                 1999
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................                $  1,071,912        $  1,539,584
 Distributions to shareholders from net investment income ....                  (1,071,912)         (1,539,584)
 Capital share transactions (Note 2) .........................                  (3,004,081)         11,286,397
                                                                             ---------------------------------
      Net increase (decrease) in net assets ..................                  (3,004,081)         11,286,397
Net assets (there is no undistributed net investment income at beginning or end of period)
 Beginning of period .........................................                  69,164,377          52,877,980
                                                                             ---------------------------------
 End of period ...............................................                $ 66,160,296        $ 69,164,377
                                                                              ================================

                     See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds seek to provide tax-free income. The Franklin New York Tax-Exempt Money Fund (Money Fund) also seeks capital preservation and liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

d. INSURANCE:

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. INSURANCE: (CONT.)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                          Class A & Class C
--------------------------------------------------------------------------------------------------------
Franklin New York Intermediate-Term Tax-Free Income Fund         Franklin New York Tax-Exempt Money Fund
Franklin New York Insured Tax-Free Income Fund

At June 30, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:




                                                                                                            FRANKLIN
                                                                          FRANKLIN NEW YORK                 NEW YORK
                                        FRANKLIN NEW YORK                 INTERMEDIATE-TERM                 TAX-EXEMPT
                                        INSURED INCOME FUND              TAX-FREE INCOME FUND               MONEY FUND
                                      SHARES           AMOUNT           SHARES          AMOUNT               AMOUNT
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Six Months ended June 30, 2000
Shares sold ..................          706,851      $  7,625,626           943,914      $  9,497,398      $ 21,966,592
Shares issued in reinvestment
of distributions .............          289,551         3,122,454           100,499         1,010,477         1,068,455
Shares redeemed ..............       (2,623,813)      (28,224,670)         (906,155)       (9,113,762)      (26,039,128)
                                     -----------------------------------------------------------------------------------
Net increase (decrease) ......       (1,627,411)     $(17,476,590)          138,258      $  1,394,113      $ (3,004,081)
                                     ===================================================================================
Year Ended December 31, 1999
Shares sold ..................        3,689,287      $ 41,578,212         1,860,922      $ 19,607,579      $ 61,171,774
Shares issued in
 reinvestment of distributions          610,077         6,907,377           204,183         2,136,304         1,539,854
Shares redeemed ..............       (4,917,014)      (55,599,416)       (2,912,303)      (30,533,837)      (51,425,230)
                                     -----------------------------------------------------------------------------------
Net increase (decrease) ......         (617,650)     $ (7,113,827)         (847,198)     $ (8,789,954)     $ 11,286,398
                                     ===================================================================================


FRANKLIN NEW YORK TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                        FRANKLIN NEW YORK INSURED
                                          TAX-FREE INCOME FUND
                                        -------------------------
                                        SHARES         AMOUNT
                                        -------------------------
CLASS C SHARES:
Six months ended June 30, 2000
Shares sold ..................          69,016      $   752,667
Shares issued in reinvestment
 of distributions ............          15,828          172,428
Shares redeemed ..............        (223,589)      (2,435,217)
                                   -------------------------------
Net decrease .................        (138,745)     $(1,510,122)
                                   ===============================
Year ended December 31, 1999
Shares sold ..................         468,274      $ 5,352,278
Shares issued in reinvestment
 of distributions ............          31,185          355,633
Shares redeemed ..............        (168,128)      (1,890,043)
                                   -------------------------------
Net increase .................         331,331      $ 3,817,868
                                   ===============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:


       ANNUALIZED
        FEE RATE    NET ASSETS
-----------------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN NEW YORK TAX-FREE TRUST
NOTES OF FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:



                                                  Franklin
                              Franklin            New York
                              New York          Intermediate-
                              Insured               Term
                              Tax-Free            Tax-Free
                              Income              Income
                               Fund                Fund
                           -----------------------------------
Net commissions paid ....     $10,770            $ 6,946
Contingent deferred sales
 charges ................     $ 5,382            $   146

The Funds paid transfer agent fees of $122,566, of which $90,526 was paid to Investor Services.

Included in professional fees are legal fees of $538 that were paid to a law firm in which a partner of that firm was an officer of the Fund.


4. INCOME TAXES

At December 31, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                       Franklin
                                   Franklin            New York
                                   New York          Intermediate-
                                   Insured               Term
                                   Tax-Free            Tax-Free
                                    Income              Income
                                    Fund                Fund
                                -----------------------------------
     Capital loss
     carryovers expiring
     in:
       2002 ..................   $       --        $2,297,936
       2004 ..................           --           261,595
       2007 ..................     1,575,765          213,880
                               ------------------------------------
                                  $1,575,765       $2,773,411
                               ====================================

At December 31, 1999, the Insured Fund and Intermediate-Term Fund have deferred capital loss occurring subsequent to October 31, 1999 of $91,833 and $146,200, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

FRANKLIN NEW YORK TAX-FREE TRUST
NOTES OF FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)



4. INCOME TAXES (cont.)

At June 30, 2000 the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                       Franklin
                                   Franklin            New York
                                   New York          Intermediate-
                                   Insured               Term
                                   Tax-Free            Tax-Free
                                    Income              Income
                                    Fund                Fund
                                ----------------------------------
Investments at cost ..........  $ 234,586,480      $  69,461,023
                                ==================================
Unrealized appreciation ......  $   6,889,224      $   1,632,057
Unrealized depreciation ......     (2,322,568)          (882,016)
                                ----------------------------------
Net unrealized appreciation ..  $   4,566,656      $     750,041
                                ==================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000, were as follows:

                                                       Franklin
                                   Franklin            New York
                                   New York          Intermediate-
                                   Insured               Term
                                   Tax-Free            Tax-Free
                                    Income              Income
                                    Fund                Fund
                                ----------------------------------
        Purchases ...........  $36,566,552        $14,306,511
        Sales ...............  $46,314,918        $11,007,313

6. CREDIT RISK

The Franklin New York Intermediate-Term Fund has 4.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Funds have investments in excess of 10% of their total net assets in the state of New York or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within these regions.

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